UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    July 10, 2007

Security With Advanced Technology, Inc.
(Exact name of registrant as specified in charter)

Colorado
(State or other jurisdiction of incorporation)

001-32566 (Commission File Number)	20-1978398 (IRS Employer Identification No.)

10855 Dover Street, Suite 1100 Westminster, Colorado   80021
(Address of principal executive offices)

Registrant’s telephone number, including area code:   (303) 439-0372

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A of Security With Advanced Technology, Inc., a Colorado corporation (the “Company”), constitutes Amendment No. 1 to the Company’s Current Report on Form 8-K (the “Original 8-K”) which was filed with the Securities and Exchange Commission on July 12, 2007 in connection with the closing of the Company’s acquisition of certain assets of Perfect Circle Projectiles, LLC. The Original 8-K did not include the financial statements and pro forma financial information of the business acquired. This Current Report on Form 8-K/A is filed to provide the financial statements of the business acquired required by Item 9.01(a) and pro forma financial information required by Item 9.01(b) of Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired. Filed herewith.

(b)	Pro forma financial information. Filed herewith.

(d)	Exhibit No. Exhibit Title.

Exhibit 23.1 Consent of Detterbeck Johnson & Monsen, Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 24, 2007	Security With Advanced Technology, Inc. Signature: /s/ Jeffrey G. McGonegal Name: Jeffrey G. McGonegal Title: Chief Financial Officer

Item 9.01(a)

PERFECT CIRCLE PROJECTILES, LLC

REPORT ON FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2006 AND 2005

C O N T E N T S

P A G E
AUDITORS' REPORT	1

AUDITED FINANCIAL STATEMENTS
Balance Sheets	2
Statements of Income and Members' Capital	3
Statements of Cash Flows	4
Notes to Financial Statements	5-8

INDEPENDENT AUDITORS’ REPORT

To the Members
Perfect Circle Projectiles, LLC
Lake Forest, Illinois

We have audited the accompanying balance sheets of Perfect Circle Projectiles, LLC as of December 31, 2006 and 2005 and the related statements of income and members’ capital and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as, evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Perfect Circle Projectiles, LLC as of December 31, 2006 and 2005, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Detterbeck Johnson & Monsen, Ltd.
Detterbeck Johnson & Monsen, Ltd.
(An Illinois Professional
 Service Corporation)
Palatine, Illinois
May 16, 2007

PERFECT CIRCLE PROJECTILES, LLC

BALANCE SHEETS

	December 31,
	2006	2005
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$26,324	$—
Accounts Receivable	145,594	134,729

Total Current Assets	171,918	134,729

PROPERTY AND EQUIPMENT, Net of
Accumulated Depreciation	246,654	129,351

PATENTS, Net of Accumulated
Amortization of $13,515 in 2006
and $10,461 in 2005	55,881	46,800

OTHER ASSET, Goodwill	827,002	827,002

TOTAL ASSETS	$1,301,455	$1,137,882

LIABILITIES AND MEMBERS' CAPITAL
CURRENT LIABILITIES
Checks Drawn Against Future Deposits	$—	$6,733
Accounts Payable	36,192	33,207
Note Payable	125,000	—
Due to Member	4,000	18,100

Total Current Liabilities	165,192	58,040

MEMBERS' CAPITAL	1,136,263	1,079,842

TOTAL LIABILITIES AND
MEMBERS CAPITAL	$1,301,455	$1,137,882

See accompanying notes to financial statements

PERFECT CIRCLE PROJECTILES, LLC

STATEMENTS OF INCOME (LOSS) AND MEMBERS' CAPITAL

	Years Ended December 31,
	2006	2005
NET SALES	$976,932	$1,210,157

COST OF GOODS SOLD	623,788	812,867

Gross Profit	353,144	397,290

GENERAL AND ADMINISTRATIVE EXPENSES	206,016	244,238

Income from Operations	147,128	153,052

OTHER INCOME (EXPENSE)
Interest Expense	(1,216)	—
Other Income	9	300

	(1,207)	300

NET INCOME	145,921	153,352

MEMBERS' CAPITAL
Beginning	1,079,842	1,119,650

Less Distributions	89,500	193,160

Ending	$1,136,263	$1,079,842

See accompanying notes to financial statements

PERFECT CIRCLE PROJECTILES, LLC

STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2006	2005
INCREASE IN CASH AND CASH EQUIVALENTS

Cash Flows From Operating Activities
Cash received from customers	$966,067	$1,342,417
Cash paid to employees	(419,632)	(482,398)
Cash paid for purchases and other cost of sales	(201,171)	(329,281)
Cash paid for general and
administrative expenses	(168,826)	(223,585)
Interest paid	(1,216)	—
Other income received	9	300

Net Cash Provided by Operating Activities	175,231	307,453

Cash Flows From Investing Activities
Capital expenditures	(151,439)	(111,418)
Cash paid for patents	(12,135)	(5,145)

Net Cash Used by Investing Activities	(163,574)	(116,563)

Cash Flows From Financing Activities
Borrowing on installment note	150,000	—
Partner distributions	(89,500)	(193,160)
Principal payments on installment note	(25,000)	—
Loan from (repayment to) member	(14,100)	2,500
Net checks paid from future deposits	(6,733)	(230)

Net Cash Provided (Used) by
Financing Activities	14,667	(190,890)

NET INCREASE IN CASH
AND CASH EQUIVALENTS	26,324	—

CASH
Beginning	—	—

Ending	$26,324	$—

See accompanying notes to financial statements

PERFECT CIRCLE PROJECTILES, LLC

NOTES TO FINANCIAL STATEMENTS

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

The entity is organized as a limited liability company under the laws of the State of Illinois. The Company manufactures and distributes plastic projectiles throughout the United States and operates from a facility in Illinois.

Accounts Receivable

Accounts receivable are uncollateralized customer obligations due under normal trade terms. Accounts receivable are stated at the amount billed to the customer.

Property, Equipment and Depreciation

Property and Equipment are stated at cost. Depreciation is computed over the estimated useful lives of the assets using straight line and accelerated methods.

Patents and Amortization

Costs to acquire patents are capitalized. Amortization is computed using the straight line method over seventeen years. For the years ended December 31, 2006 and 2005 amortization expense was $3,054 and $2,697, respectively.

Goodwill

Goodwill is evaluated for impairment annually.

Advertising Costs

The Company expenses the cost of advertising the first time advertising takes place. There was no advertising expense for the years ended December 31, 2006 and 2005.

Statement of Cash Flows

For purposes of the Statement of Cash Flows, the Partnership considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Taxes on Income

The income taxes on the net earnings of the company are payable personally by the members. Accordingly, no provision has been made for federal or state income taxes.

(CONTINUED)

PERFECT CIRCLE PROJECTILES, LLC

NOTES TO FINANCIAL STATEMENTS

(CONTINUED)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Concluded)

Use of Estimates

In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. PROPERTY AND EQUIPMENT

Property and Equipment consists of the following at December 31:

	2006	2005

Equipment	$313,093	$163,093
Leasehold Improvements	53,309	53,309
Furniture and Fixtures	51,508	51,508
Office Equipment	8,040	6,601

	425,950	274,511

Less Accumulated Depreciation	179,296	145,160

Net Property and Equipment	$246,654	$129,351

Depreciation expense was $34,136 and $17,956 for the years ended December 31, 2006 and 2005, respectively.

NOTE 3. NOTE PAYABLE

At December 31, 2006 the Company has a note payable for the purchase of equipment with a balance due of $125,000. The note is payable in monthly installments of $12,500, bears no interest and is due October, 2007.

NOTE 4. DUE TO MEMBER

At December 31, 2006 and 2005 the Company has amounts payable to a member of the Company for $4,000 and $18,100, respectively. There is no scheduled date of repayment or interest payment terms.

PERFECT CIRCLE PROJECTILES, LLC

NOTES TO FINANCIAL STATEMENTS

(CONTINUED)

NOTE 5. STATEMENT OF CASH FLOWS RECONCILIATION

Reconciliation of Net Income to Net Cash Provided by Operating Activities at December 31:

	2006	2005

Net Income	$145,921	$153,352

Adjustment to reconcile net income to net
cash provided by operating activities:
Depreciation and Amortization	37,190	20,653
(Increase) Decrease in Assets:
Accounts Receivable	(10,865)	132,260
Increase in Liabilities:
Accounts Payable	2,985	1,188

	29,310	154,101

Net Cash Provided by Operating Activities	$175,231	$307,453

NOTE 6. UNINSURED CASH

The Company maintains its cash and cash equivalents in bank deposit accounts at a financial institution located in Illinois. Accounts at the financial institution are insured by the Federal Deposit Insurance Corporation up to $100,000. At times, balances may exceed the federally insured limit. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

NOTE 7. OPERATING LEASE OBLIGATIONS

In February, 2005 the Company entered into a new lease for its operating facility expiring in June, 2008. In December, 2006 the lease was revised to add more space beginning in February, 2007 and extend the lease until June, 2013. Rent expense for the years ended December 31, 2006 and 2005 was approximately $36,300 and $57,900. The future aggregate minimum lease payments under this agreement for the years ending December 31 are as follows:

2007	$63,108
2008	76,722
2009	80,400
2010	82,824
2011	85,308
Thereafter	132,444

$520,806

PERFECT CIRCLE PROJECTILES, LLC

NOTES TO FINANCIAL STATEMENTS

(CONCLUDED)

NOTE 8. SIGNIFICANT CUSTOMERS AND VENDORS

For the years ended December 31, 2006 and 2005 approximately 99% of the Company’s net sales were to two customers, one of which is a related party as discussed in Note 9. Sales to the related party accounted for approximately 55% and 77% of the sales respectively. During 2006 and 2005 approximately 69% and 74%, respectively, of purchases were from four and three vendors, respectively.

NOTE 9. RELATED PARTY TRANSACTIONS

Two members of the Company are also members of another company from which income was received for the years ended December 31, 2006 and 2005. Balances and transactions with the related party consist of the following at December 31:

	2006	2005

Sales	$534,031	$934,449

Accounts Receivable	$105,128	$130,277

In June, 2004, the majority member and his spouse received an $800,000 loan from a bank to purchase his interest in the Company. This personal note is secured by, among other things, all business assets of the Company and is guaranteed by the Company. The note matures in June, 2009 and at December 31, 2006 has a balance due of approximately $439,000.

NOTE 10. SUBSEQUENT EVENTS

In January, 2007 the Company transferred to a new entity with the same ownership certain patents and patent applications at their net book value. The Company will pay a royalty fee to the new company for use of these patents beginning in 2007.

PERFECT CIRCLE PROJECTILES, LLC

REVIEWED FINANCIAL STATEMENTS

THREE MONTHS ENDED MARCH 31, 2007 AND 2006

C O N T E N T S

P A G E
AUDITORS' REPORT	1

AUDITED FINANCIAL STATEMENTS
Balance Sheets	2
Statements of Income and Members' Capital	3
Statements of Cash Flows	4
Notes to Financial Statements	5-8

To the Members
Perfect Circle Projectiles, LLC
Lake Forest, Illinois

We have reviewed the accompanying balance sheets of Perfect Circle Projectiles, LLC as of March 31, 2007 and 2006 and the related statements of income and members’ capital and cash flows for the three months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of Perfect Circle Projectiles, LLC.

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.

/s/ Detterbeck Johnson & Monsen, Ltd.
Detterbeck Johnson & Monsen, Ltd.
(An Illinois Professional
  Service Corporation)
Palatine, Illinois
May 24, 2007

PERFECT CIRCLE PROJECTILES, LLC

BALANCE SHEETS

	March 31,
	2007	2006
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$43,221	$10,543
Accounts Receivable	290,958	105,620
Work in Process Tooling, At Cost	5,312	—

Total Current Assets	339,491	116,163

PROPERTY AND EQUIPMENT, Net of
Accumulated Depreciation	254,963	120,817

PATENTS, Net of Accumulated
Amortization of $6,287 in 2007
and $11,135 in 2006	17,402	46,527

OTHER ASSET, Goodwill	827,002	827,002

TOTAL ASSETS	$1,438,858	$1,110,509

LIABILITIES AND MEMBERS' CAPITAL

CURRENT LIABILITIES
Accounts Payable and Accrued Expenses	$27,389	$13,901
Note Payable	75,000	—
Customer Tooling Deposit	100,000	—
Due to Member	4,000	40,800

Total Current Liabilities	206,389	54,701

MEMBERS' CAPITAL	1,232,469	1,055,808

TOTAL LIABILITIES AND
MEMBERS CAPITAL	$1,438,858	$1,110,509

See accompanying accountants' review report and notes to financial statements

PERFECT CIRCLE PROJECTILES, LLC

STATEMENTS OF INCOME (LOSS) AND MEMBERS' CAPITAL

	Three Months Ended March 31,
	2007	2006
NET SALES	$599,219	$205,909

COST OF GOODS SOLD	340,701	167,688

Gross Profit	258,518	38,221

GENERAL AND ADMINISTRATIVE EXPENSES	124,139	62,264

Income (Loss) from Operations	134,379	(24,043)

OTHER INCOME	—	9

NET INCOME (LOSS)	134,379	(24,034)

MEMBERS' CAPITAL
Beginning	1,136,263	1,079,842

Less Distributions	38,173	—

Ending	$1,232,469	$1,055,808

The interim period amounts are not necessarily indicative of the results of operations for a full fiscal year.

See accompanying accountants' review report and notes to financial statements.

PERFECT CIRCLE PROJECTILES, LLC

STATEMENTS OF CASH FLOWS

	Three Months Ended March 31,
	2007	2006
INCREASE IN CASH AND CASH EQUIVALENTS

Cash Flows From Operating Activities
Cash received from customers	$453,855	$235,018
Cash paid for purchases and other cost of sales	(103,443)	(85,823)
Cash paid to employees	(151,373)	(101,171)
Cash paid for general and
administrative expenses	(113,007)	(53,056)
Other income received	—	9

Net Cash Provided (Used) by Operating Activities	86,032	(5,023)

Cash Flows From Investing Activities
Capital expenditures	(19,135)	—
Cash paid for patents	—	(401)

Net Cash Used by Investing Activities	(19,135)	(401)

Cash Flows From Financing Activities
Principal payments on installment note	(50,000)	—
Loan from member	—	22,700
Net checks repaid from future deposits	—	(6,733)

Net Cash Provided (Used) by Financing Activities	(50,000)	15,967

NET INCREASE IN CASH
AND CASH EQUIVALENTS	16,897	10,543

CASH
Beginning	26,324	—

Ending	$43,221	$10,543

The interim period amounts are not necessarily indicative of the results of operations for a full fiscal year.

See accompanying accountants' review report and notes to financial statements.

PERFECT CIRCLE PROJECTILES, LLC

NOTES TO FINANCIAL STATEMENTS

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

The entity is organized as a limited liability company under the laws of the State of Illinois. The Company manufactures and distributes plastic projectiles throughout the United States and operates from a facility in Illinois.

Accounts Receivable

Accounts receivable are uncollateralized customer obligations due under normal trade terms. Accounts receivable are stated at the amount billed to the customer.

Property, Equipment and Depreciation

Property and Equipment are stated at cost. Depreciation is computed over the estimated useful lives of the assets using straight line and accelerated methods.

Patents and Amortization

Costs to acquire patents are capitalized. Amortization is computed using the straight line method over seventeen years. For the three months ended March 31, 2007 and 2006 amortization expense was $306 and $674, respectively.

Goodwill

Goodwill is evaluated for impairment annually.

Advertising Costs

The Company expenses the cost of advertising the first time advertising takes place. There was no advertising expense for the three months ended March 31, 2007 and 2006.

Statement of Cash Flows

For purposes of the Statement of Cash Flows, the Partnership considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Taxes on Income

The income taxes on the net earnings of the company are payable personally by the members. Accordingly, no provision has been made for federal or state income taxes.

PERFECT CIRCLE PROJECTILES, LLC

NOTES TO FINANCIAL STATEMENTS

(CONTINUED)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Concluded)

Use of Estimates

In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. PROPERTY AND EQUIPMENT

Property and Equipment consists of the following at March 31:

	2007	2006

Equipment	$332,227	$163,093
Leasehold Improvements	53,309	53,309
Furniture and Fixtures	51,508	51,508
Office Equipment	8,040	6,601

	445,084	274,511

Less Accumulated Depreciation	190,121	153,694

Net Property and Equipment	$254,963	$120,817

Depreciation expense was $10,826 and $8,534 for the three months ended March 31, 2007 and 2006, respectively.

NOTE 3. NOTE PAYABLE

At March 31, 2007 the Company has a note payable for the purchase of equipment with a balance of $75,000. The note is payable in monthly installments of $12,500, bears no interest and is due October, 2007.

NOTE 4. DUE TO MEMBER

At March 31, 2007 and 2006 the Company has amounts payable to a member of the Company for $4,000 and $40,800 respectively. There is no scheduled date of repayment or interest payment terms.

PERFECT CIRCLE PROJECTILES, LLC

NOTES TO FINANCIAL STATEMENTS

(CONTINUED)

NOTE 5. STATEMENT OF CASH FLOWS RECONCILIATION

Reconciliation of Net Income (Loss) to Net Cash Provided (Used) by Operating Activities at March 31:

	2007	2006

Net Income (Loss)	$134,379	$(24,034)

Adjustment to reconcile net income (loss) to net
cash provided (used) by operating activities:
Depreciation and Amortization	11,132	9,208
(Increase) Decrease in Assets:
Accounts Receivable	(145,364)	29,109
Work in Process Tooling, At Cost	(5,312)	—
Increase (Decrease) in Liabilities:
Accounts Payable	(8,803)	(19,306)
Customer Tooling Deposit	100,000	—

	(48,347)	19,011

Net Cash Provided (Used) by Operating Activities	$86,032	$(5,023)

NOTE 6. UNINSURED CASH

The Company maintains its cash and cash equivalents in bank deposit accounts at a financial institution located in Illinois. Accounts at the financial institution are insured by the Federal Deposit Insurance Corporation up to $100,000. At times, balances may exceed the federally insured limit. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

NOTE 7. OPERATING LEASE OBLIGATIONS

In February, 2005 the Company entered into a new lease for its operating facility expiring in June, 2008. In December, 2006 the lease was revised to add more space beginning in February, 2007 and extend the lease until June, 2013. Rent expense for the three months ended March 31, 2007 and 2006 was approximately $11,300 and $10,400. The future aggregate minimum lease payments under this agreement for the years ending December 31 are as follows:

2007	$63,108
2008	76,722
2009	80,400
2010	82,824
2011	85,308
Thereafter	132,444

$520,806

PERFECT CIRCLE PROJECTILES, LLC

NOTES TO FINANCIAL STATEMENTS

(CONCLUDED)

NOTE 8. SIGNIFICANT CUSTOMERS AND VENDORS

For the three months ended March 31, 2007 and 2006 100% of the Company’s net sales were to two customers, one of which is a related party as discussed in Note 9. Sales to the related party accounted for approximately 74% and 64% of the sales respectively. During 2007 and 2006 approximately 68% and 74%, respectively, of purchases were from three vendors.

NOTE 9. RELATED PARTY TRANSACTIONS

Two members of the Company are also members of another company from which income was received for the three months ended March 31, 2007 and 2006. Balances and transactions with the related party consist of the following at March 31:

	2007	2006

Sales	$444,683	$205,909

Accounts Receivable	$207,665	$61,298

In January, 2007 the Company transferred to a new entity with the same ownership certain patents and patent applications at their net book value of $38,173. This transfer was recorded as a distribution to the members and resulted in a non-cash transaction for purposes of the Statement of Cash Flows. The Company will pay a royalty fee of 25% of sales of product related to these patents to the new entity. Royalty expense was $38,634 for the three months ended March 31, 2007. At March 31, 2007 the Company has a payable to this related party of $6,503 for accrued royalties and a receivable for $811 for professional fees paid by the Company.

In June, 2004, the majority member and his spouse received an $800,000 loan from a bank to purchase his interest in the Company. This personal note is secured by, among other things, all business assets of the Company and is guaranteed by the Company. The note matures in June, 2009 and at March 31, 2007 and 2006 had a balance due of approximately $399,000 and $555,000 respectively.

Item 9.01(b)

Security With Advanced Technology, Inc.
Unaudited Pro Forma Combined Information

— HEADNOTE —

Unaudited Pro Forma Condensed Consolidating Financial Statements

                 The following unaudited pro forma condensed consolidating financial statements give effect to the acquisition by Security With Advanced Technology, Inc. (“SWAT”) of certain assets and rights owned by Perfect Circle Projectiles, LLC (“PCP”) (the “Acquisition”). The closing of the Acquisition was completed on July 10, 2007 and was done pursuant to a definitive agreement between PCP and Gary E. Gibson (“Gibson”).

                The unaudited pro forma statements are based upon the estimates and assumptions set forth herein. The unaudited pro forma information has been prepared utilizing the historical financial statements and notes thereto, which for SWAT are incorporated by reference herein and for the aforementioned acquired companies are included herein. The unaudited pro forma financial data does not purport to be indicative of the results which actually would have been obtained had the purchase been effected on the dates indicated or of the results which may be obtained in the future. The unaudited pro forma financial statements should be read in conjunction with the historical financial statements of SWAT as described above and the historical financial statements of PCP included herein. The unaudited pro forma financial statements do not give effect to any contingent amounts which may be paid in the future under a royalty agreement based upon the future projectile production of PCP. The pro forma adjustments are based on estimates, available information and certain assumptions and may be revised as additional information becomes available. The unaudited pro forma condensed consolidating balance sheet gives effect to the acquisitions as if they had occurred on March 31, 2007. The unaudited pro forma condensed consolidating statements of operations for the year ended December 31, 2006 and for the three months ended March 31, 2007, give effect to the acquisition as if it had occurred on January 1, 2006.

                The assets acquired by SWAT in the Acquisition consisted of PCP’s spherical projectile business for tactical and related uses including PCP’s and one of its affiliate’s domestic and international patent portfolio, trade secrets, machinery, tooling and associated assets and rights. Consideration paid consisted of $1.0 million in cash, the issuance of 262,964 shares of the registrant’s restricted common stock and a six year Royalty Agreement with PCP. Pursuant to the terms of the Royalty Agreement, Buyer will make a quarterly royalty payment to PCP for all live round and inert round spherical projectiles produced by Buyer during the term of the Royalty Agreement. In addition, Buyer will make annual minimum royalty payments to Buyer during the term of the Royalty Agreement which obligation is secured by a first priority lien in favor of PCP on all assets acquired by Buyer in the Acquisition. The annual minimum royalty payments may be prepaid by Buyer at any time without premium or penalty.

                In connection with the Asset Purchase Agreement, among other agreements, SWAT entered into a Facilities Agreement whereby PCP will manufacture products for Buyer at PCP’s facilities as requested by Buyer and Buyer will reimburse PCP for all actual, direct and incremental out-of-pocket costs incurred by PCP in manufacturing products at PCP’s facilities for Buyer.

Security With Advanced Technology, Inc.
Unaudited Pro Forma Condensed Consolidating Balance Sheet
March 31, 2007 (in 000`s)

				Pro Forma Adjustments
Assets	SWAT	PCP	Combined	Ref.	Amount DR (CR)	Pro Forma Adjusted
Current assets	$7,502	$339	$7,841	3	$(1,389)	$6,452
Property and equipment, net	254	255	509		(190)	319
Intangible and other assets	4,959	845	5,804	3	2,002	7,806

Total assets	$12,715	$1,439	$14,154		$423	$14,577

Current liabilities	$1,905	$206	$2,111	3	$206	$1,905
Long-term liabilities	63	—	63	3	(850)	913

Total liabilities	1,968	206	2,174		(644)	2,818

Stockholders' equity	10,747	1,233	11,980	3	221	11,759

Total liabilities and equity	$12,715	$1,439	$14,154		$(423)	$14,577

See accompanying Headnote and Notes to Pro Forma Condensed Consolidating Financial Statements.

Security With Advanced Technology, Inc.
Unaudited Pro Forma Condensed Consolidating Statement of Operations
Three Months Ended March 31, 2007 (in 000`s, except per share amounts)

				Pro Forma Adjustments
Assets	SWAT	PCP	Combined	Ref.	Amount DR (CR)	Pro Forma Adjusted
Net sales	$152	$599	$751	4	$443	$308
Cost of sales	261	341	602	4	(308)	294

Gross profit (loss)	(109)	258	149		(135)	14

Operating expenses:
Selling, general and admin	2,518	124	2,642	3/4	(31)	2,611
Research and develop	492	—	492		—	492

Total operating expenses	3,010	124	3,134		(31)	3,103

Operating income (loss)	(3,119)	134	(2,985)		(104)	(3,089)

Other expense	(108)	—	(108)		—	(108)

Net income (loss)	$(3,227)	$134	$(3,093)		$(104)	$(3,197)

Basic and diluted net loss per share	$(0.58)					$(0.55)

Basic and diluted weighted average
number of common shares outstanding	5,571			6	263	5,834

See accompanying Headnote and Notes to Pro Forma Condensed Consolidating Financial Statements.

Security With Advanced Technology, Inc.
Unaudited Pro Forma Condensed Consolidating Statement of Operations
Year Ended December 31, 2006 (in 000`s, except per share amounts)

				Pro Forma Adjustments
Assets	SWAT	PCP	Combined	Ref.	Amount DR (CR)	Pro Forma Adjusted
Net sales	$296	$977	$1,273	4	$572	$701
Cost of sales	1,114	624	1,738	4	(504)	1,234

Gross profit (loss)	(818)	353	(465)		(68)	(533)

Operating expenses:
Selling, general and admin	4,422	206	4,628	3/4	132	4,760
Research and develop	1,088	—	1,088		—	1,088

Total operating expenses	5,510	206	5,716		132	5,848

Operating income (loss)	(6,328)	147	(6,181)		(200)	(6,381)

Other expense	(3,019)	(1)	(3,020)	4	1	(3,019)

Net income (loss)	$(9,347)	$146	$(9,201)		$(199)	$(9,400)

Basic and diluted net loss per share	$(2.24)					$(2.12)

Basic and diluted weighted average
number of common shares outstanding	4,167			6	263	4,430

See accompanying Headnote and Notes to Pro Forma Condensed Consolidating Financial Statements.

Security With Advanced Technology, Inc.
Notes To Pro Forma Condensed Consolidating Financial Statements (Unaudited)

Note 1 – General

The unaudited pro forma condensed consolidating balance sheet as of March 31, 2007, assumes that the acquisition of PCP were consummated as of March 31, 2007 and the unaudited pro forma condensed consolidating statement of operations for the year ended December 31, 2006 and for the three months ended March 31, 2007 assumes that the acquisition was consummated as of the first day of each such respective period. The pro forma adjustments only give effect to amounts that are directly attributable to the acquisitions.

Note 2 – Acquisition of Assets of Perfect Circle

Under the terms of a definitive agreement signed and closed on July 10, 2007, SWAT and PCP Acquisition, Inc., a wholly-owned subsidiary of the registrant (“Buyer”), entered into an Asset Purchase Agreement (the “Agreement”) with Perfect Circle Projectiles, LLC (“PCP”) and Gary E. Gibson (“Gibson”). Pursuant to the Agreement, SWAT acquired certain assets and rights owned by PCP.

The assets acquired by Buyer in the Acquisition consist of PCP’s spherical projectile business for tactical and related uses including PCP’s and one of its affiliate’s domestic and international patent portfolio, trade secrets, machinery, tooling and associated assets and rights. Consideration paid consisted of $1.0 million in cash, the issuance of 262,964 shares of the registrant’s restricted common stock and a six year Royalty Agreement with PCP. Pursuant to the terms of the Royalty Agreement, Buyer will make a quarterly royalty payment to PCP for all live round and inert round spherical projectiles produced by Buyer during the term of the Royalty Agreement. In addition, Buyer will make annual minimum royalty payments to Buyer during the term of the Royalty Agreement which obligation is secured by a first priority lien in favor of PCP on all assets acquired by Buyer in the Acquisition. The annual minimum royalty payments may be prepaid by Buyer at any time without premium or penalty.

                In connection with the Asset Purchase Agreement, Buyer also entered into a Registration Rights Agreement with the equity owners of PCP, a Consulting Agreement with Gibson and PCP, a Patent License Agreement with PCP, a Facilities Agreement with PCP and a Confidentiality and Non-Competition Agreement with PCP and certain key employees of PCP. Pursuant to the terms of the Registration Rights Agreement, the shareholders party thereto holding a majority of the registrable securities may, on one occasion (subject to certain exceptions) at any time after six months following the closing of the Acquisition, demand registration of all or a part of their registrable securities. In addition, each shareholder who is a party to the Registration Rights Agreement has one right (subject to certain exceptions) to require the registrant to register such shareholder’s registrable securities in connection with the registrant’s filing of a registration for its own securities or securities of other shareholders. Registrable securities include all shares of common stock of the registrant issued in connection with the Acquisition and are subject to the approval of and cutback or elimination by the registrant (based upon market conditions).

                Pursuant to the terms of the Consulting Agreement, Gibson will provide up to 86 hours per month of consulting services to Buyer, as Buyer may reasonably request, relating to the business and assets acquired from PCP without cost to Buyer. The Consulting Agreement expires upon the termination or expiration of the Royalty Agreement. The Patent License Agreement provides that Buyer will license to PCP on an exclusive and perpetual basis and at no cost to PCP the rights to manufacture, have manufactured, use and sell products embodying any claim of the patents acquired by Buyer in the Acquisition anywhere in the world for any use other than tactical uses. Pursuant to the terms of the Facilities Agreement, PCP will manufacture products for Buyer at PCP’s facilities as requested by Buyer and Buyer will reimburse PCP for all actual, direct and incremental out-of-pocket costs incurred by PCP in manufacturing products at PCP’s facilities for Buyer. Buyer or PCP may terminate the Facilities Agreement (a) upon 180 days’ written notice to the other party for any reason or no reason at all or (b) upon 30 days’ written notice to the other party due to such other party’s material breach of the agreement if such breaching party has not cured such breach to the satisfaction of the non-breaching party within such 30-day period. At any time during the term of the Facilities Agreement that Buyer is able to manufacture products at its own facilities, the 180-day period set forth above will be reduced to 120 days. Pursuant to the terms of the Confidentiality and Non-Competition Agreement, PCP and each of Gibson, Michael Varacins and Mary Gibson agreed not to disclose confidential information of Buyer to any third party without the prior written consent of Buyer and not to use any confidential information of Buyer for the benefit of PCP, any employee of PCP or any third party in competition with the business acquired in the Acquisition (the “Business”). Additionally, PCP, Gibson and Mary Gibson agreed for a period of six years from the closing date of the Acquisition, and Michael Varacins agreed for a period of two years from the closing date of the Acquisition, that each of them would not (i) solicit any client or prospective client of the Business, (ii) advise or recommend solicitation of any client or prospective client of the Business to any other person, or (iii) engage in the Business anywhere in the world in competition with the Business.

Note 3 – Allocation of Purchase Price

Following is a summary of the computation and allocation of the purchase price for the acquired companies:

A. Purchase price payable at closing in cash	$1,000,000
B. Purchase price payable at closing (262,964 SWAT common shares) (a)	$1,012,000
C. Minimum future royalty payment obligation (discounted at SWAT effective borrowing rate) (b)	$850,000
D. Closing costs and expenses (c)	$50,000

D. Total purchase price consideration payable at closing	$2,912,000

E. Historical net assets acquired at fair value	$82,000

F. Excess of cost over net assets acquired	$2,830,000

G. Allocated to intangible assets (d)	$2,830,000

        Notes:

(a)	The 262,964 restricted common shares issued at closing were valued at the estimated fair market value based upon the ten day average closing price prior to closing.

(b)	Minimum royalty amount recorded as purchase liability at closing, discounted at an assumed interest rate of 9%. Additional royalties payable over the royalty term above the minimum will be recorded as known.

(c)	Actual closing costs and expenses will be included as part of the purchase price allocation. Currently estimated at approximately $50,000.

(d)

Intangible assets allocation consists of patents, trade secrets, product rights, customer list and equipment. Average weighted life is estimated at nine years, resulting in pro forma additional annual amortization expense of approximately $314,000 per year ($79,000 per quarter).

Note 4 – Non-Acquired Operations

Reverses the operating results of PCP that were not acquired as part of the acquisition, for each of the periods presented.

Note 5 – Income Taxes

Due to the availability of net operating losses and management’s not being able to determine that it is more likely than not that such net operating loss deferred tax assets will be utilized, the acquisitions have no income tax impact.

Note 6 – Net Income (Loss) Per Share

On a pro forma basis, the 262,964 common shares issued at closing are adjusted for all periods presented. The effect of outstanding options and warrants have no effect on the weighted average shares used in computing diluted pro forma adjusted income (loss) per share due to the fact that losses are reflected for each period so options and warrants would be anti-dilutive.